                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           July 16, 2001
                                                --------------------------------


                                NRG Energy, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  001-15891                  41-1724239
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
         of incorporation)         File Number)            Identification No.)

901 Marquette Avenue, Suite 2300, Minneapolis, Minnesota        55402-3265
--------------------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code      (612) 373-5300
                                                  ------------------------------

                                      None
--------------------------------------------------------------------------------
        (Former name and former address, if changed since last report.)

Item 5.  Other Events.

     In June 2001, NRG Energy, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, a registration statement on Form S-3 (File No. 333-62958), which was declared effective on July 2, 2001. On July 16, 2001, the Company completed the offering of $340,000,000 of its 6.75% Senior Notes due 2006 and $160,000,000 of its 8.625% Senior Notes due 2031. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.       Description

1.1 Underwriting Agreement, dated July 11, 2001, by and among the Company and Banc of America Securities LLC, ABN AMRO Rothschild LLC, Deutsche Banc Alex. Brown Inc., Barclays Capital Inc., TD Securities (USA) Inc., Tokyo-Mitsubishi International plc, and The Williams Capital Group, L.P., as Representatives of the several underwriters listed on Schedule I thereto with respect to the issuance and sale of the notes.

4.1 Third Supplemental Indenture, dated July 16, 2001, by and between NRG Energy, Inc. and The Bank of New York, a New York banking corporation, as Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NRG Energy, Inc.
                                         ---------------------------------
                                                 (Registrant)

                                            /s/ Leonard A. Bluhm
Date July 16, 2001                       ---------------------------------

                                         Name:  Leonard A. Bluhm
                                         Title: Executive Vice President and
                                                Chief Executive Officer
                                                (Principal Financial Officer)